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                                                                   EXHIBIT 10(u)
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                           REVOLVING CREDIT AGREEMENT

                                  BY AND AMONG


                        MOBILE GAS SERVICE CORPORATION,
                                  AS BORROWER,


                                      AND


                       AMSOUTH BANK OF ALABAMA, AS AGENT,


                                      AND


                  AMSOUTH BANK OF ALABAMA, FIRST ALABAMA BANK,
                    WHITNEY BANK OF ALABAMA, BANK OF MOBILE,
               SOUTHTRUST BANK OF ALABAMA, N.A., AND COMMONWEALTH
                                 NATIONAL BANK,

                                   AS LENDERS


                                    *  *  *

                                  $20,000,000

                                    *  *  *

                                 JULY 17, 1995
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                           REVOLVING CREDIT AGREEMENT


         This Revolving Credit Agreement is entered into as of the 17th day of July, 1995, by and among Mobile Gas Service Corporation, as Borrower ("Borrower"), AmSouth Bank of Alabama, as Agent for Lenders to the extent and in the manner provided in Article IX below ("Agent"), and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders (collectively, "Lenders").

                             W I T N E S S E T H :

         WHEREAS, Borrower has requested that Lenders enter into this Revolving Credit Agreement to provide for a revolving credit facility for lending to Borrower; and

         WHEREAS, Lenders have agreed to do so upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:


                                   ARTICLE I
                              DEFINITIONS OF TERMS

         For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article I or in the section or recital referred to below:

         Section 1.01. "Advance" shall mean the disbursement by a Lender of a sum or sums loaned to Borrower pursuant to this Agreement.

         Section 1.02. "Agent" shall have the meaning assigned to such term in the preamble hereof.

         Section 1.03. "Agreement" or "this Agreement" shall mean this Revolving Credit Agreement as the same may be amended or modified from time to time.

         Section 1.04. "AmSouth Bank" shall mean AmSouth Bank of Alabama, an Alabama banking corporation.

         Section 1.05. "Applicable Rate of Interest" shall mean the rate of interest designated in accordance with Section 3.02 hereof.





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         Section 1.06.    "Bank of Mobile" shall mean Bank of Mobile, an
Alabama banking corporation.

         Section 1.07. "Borrower" shall have the meaning assigned to such term in the preamble hereof.

         Section 1.08. "Borrowing" shall mean the combined Advances made by Lenders to Borrower on a single date pursuant to a Notice of Borrowing.

         Section 1.09. "Borrowing Account" shall mean a demand deposit account in AmSouth Bank in the name of, and under the control of, Borrower.

         Section 1.10. "Borrowing Date" shall mean any date specified in a Notice of Borrowing delivered in accordance with the provisions of Section 2.02(a) as a date on which Borrower requests that Lenders make a Borrowing hereunder.

         Section 1.11. "Business Day" shall mean a day on which banks are open for business in Mobile, Alabama.

         Section 1.12. "Commitment" shall mean the obligation of each Lender to extend credit to Borrower under this Agreement in an aggregate principal amount not to exceed such Lender's Committed Sum.

         Section 1.13. "Commitment Period" shall mean the period beginning on the date hereof and ending on the Commitment Termination Date.

         Section 1.14. "Commitment Termination Date" shall mean the earlier of (i) July 17, 1997 or, if such date is not a Business Day, the Business Day next succeeding such date, unless the Lenders and Borrower shall agree in writing by July 17, 1996 to the extension of the date of payment of the indebtedness evidenced by the Notes for one additional period of one (1) year, in which event the date of payment of indebtedness evidenced by the Notes, as thereby extended, shall be the Commitment Termination Date, or (ii) date on which the Commitment is terminated by either Borrower or Lenders pursuant to the provisions hereof.

         Section 1.15. "Committed Sum" shall mean, with respect to a Lender, the amount set forth below opposite the name of such Lender:





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           AmSouth Bank             -              $7,000,000 .00
           First Alabama Bank       -                5,000,000.00
           Whitney Bank             -                5,000,000.00
           Bank of Mobile           -                2,000,000.00
           SouthTrust Bank          -                  900,000.00
           Commonwealth Bank        -                  100,000.00

         Section 1.16. "Commonwealth Bank" shall mean Commonwealth National Bank, a national banking association.

         Section 1.17. "Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws of any jurisdiction from time to time in effect affecting the rights of creditors generally.

         Section 1.18.    "Default" shall mean any of the events specified in
Article VII, regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

         Section 1.19. "Dollars" and the sign "$" shall refer to currency of the United States of America.

         Section 1.20. "Event of Default" shall have the meaning assigned to such term in Section 7.01.

         Section 1.21. "First Alabama Bank" shall mean First Alabama Bank, an Alabama banking corporation.

         Section 1.22. "Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over either Borrower or any of its business, operations or properties.

         Section 1.23. "Indebtedness" shall mean (a) Indenture of Mortgage and Deed of Trust and Supplemental Indentures thereto listed as Exhibits No. 4(a)-1 through 4(a)-17 to Borrower's Annual Report on Form 10-K for the fiscal year ended September 30, 1994; (b) Note Guaranty Agreement between Borrower and AmSouth Bank N.A., Trustee, relating to Southern Gas Transmission Company Indenture listed as Exhibit No. 10(p) to such Form 10-K; and (c) Guaranty Agreement by Borrower relating to Bay Gas Indenture listed as Exhibit No. 10(q) to such Form 10-K.

         Section 1.24. "Lenders" shall have the meaning assigned to such term in the preamble hereof.





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         Section 1.25.    "LIBOR-Based Rate" shall mean a fluctuating rate of
interest equal to the average offered rate in the London Interbank Market for deposits in Dollars for a one-month period, as reported in the Money Rates section of The Wall Street Journal ("LIBOR Rate"), plus 100 basis points (1.00%). The LIBOR-Based Rate shall be adjusted effective as of the first day of each calendar month, based upon the LIBOR Rate in effect as of the first Business Day of such month, and shall remain in effect throughout such calendar month.

         Section 1.26. "Loan Documents" shall mean this Agreement and the Notes.

         Section 1.27. "Loans" shall mean the Revolving Credit Loans; each, individually, a "Loan".

         Section 1.28. "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Notes under the laws which are presently in effect of the United States of America and the State of Alabama applicable to the holders of the Notes and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Alabama which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         Section 1.29. "Notes" shall mean the Revolving Credit Notes executed by Borrower and delivered pursuant to the terms of this Agreement, together with any renewals, extensions or modifications thereof; each, individually, a "Note".

         Section 1.30. "Notice of Borrowing" shall have the meaning assigned to such term in Section 2.02(a).

         Section 1.31.    "Obligations" shall mean:

                 (a) all present and future indebtedness, obligations and liabilities of Borrower to Agent and Lenders arising pursuant to this Agreement, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several;

                 (b) all present and future indebtedness, obligations and liabilities of Borrower to Lenders arising pursuant to or represented by the Notes and all interest accruing thereon, and reasonable attorneys' fees incurred in the enforcement or collection thereof;

                 (c) all present and future indebtedness, obligations and liabilities of Borrower evidenced by or arising pursuant to any of the Loan Documents; and





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                 (d)      all renewals, extensions, modifications and
         refundings of the indebtedness referred to in the foregoing clauses, or any part thereof.

         Section 1.32. "Percentage" shall mean, with respect to each Lender, the percentage set forth below opposite the name of such Lender:

               AmSouth Bank             -        35%     (.35)
               First Alabama Bank       -        25%     (.25)
               Whitney Bank             -        25%     (.25)
               Bank of Mobile           -        10%     (.10)
               SouthTrust Bank          -        4.5%    (.045)
               Commonwealth Bank        -        0.5%    (.005)

         Section 1.33. "Prime-Based Rate" shall mean a fluctuating rate of interest equal to the prime rate as reported in the Money Rates section of The Wall Street Journal, minus 125 basis points (1.25%). The Prime-Based Rate shall be adjusted as of the date each change in the prime rate is reported in the Money Rates section of The Wall Street Journal.

         Section 1.34. "Revolving Credit Loans" shall mean the aggregate unpaid principal balance of all Borrowings made under Article II.

         Section 1.35. "Revolving Credit Notes" shall have the meaning assigned to such term in Section 3.01.

         Section 1.36. "SouthTrust Bank" shall mean SouthTrust Bank of Alabama, N.A., a national banking association.

         Section 1.37. "Taxes" shall have the meaning assigned to such term in Section 3.08.

         Section 1.38.    "Total Commitment" shall mean $20,000,000.00.

         Section 1.39. "Whitney Bank" shall mean Whitney Bank of Alabama, an Alabama banking corporation.

         Section 1.40.    Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the above-defined meanings when used in the Notes or any Loan Documents, certificate, report or otherdocument made or delivered pursuant to this Loan Agreement, unless the context thereof shall otherwise require.





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         (b)     Defined terms used herein in the singular shall import the plural and vice-versa.

         (c) The words "hereof", "herein", "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.


                                   ARTICLE II
                              THE REVOLVING LOANS

         Section 2.01. Revolving Commitments. Subject to the terms and conditions of the Agreement, each Lender severally (and not jointly) agrees to lend to Borrower on a revolving basis, in one or more Advances, from time to time during the Commitment Period, an amount equal to such Lender's Percentage of amounts requested by Borrower in each Notice of Borrowing; provided, however, that (a) total Borrowings outstanding at any one time shall not exceed $20,000,000, (b) no Lender shall be obligated to make an Advance if such Advance would cause the unpaid principal balance of the indebtedness evidenced by the Note payable to it to be in excess of such Lender's Committed Sum, (c) each Borrowing shall be in an amount not less than $100,000.00, with any Borrowing in excess of $100,000.00 to be in increments of $100,000.00, and (d) each Borrowing shall be made ratably by all Lenders in accordance with their respective percentages. Within the limits of this Section 2.01, during the Commitment Period Borrower may borrow, repay and reborrow in accordance with the terms and conditions of this Agreement.

         Section 2.02.    Manner of Borrowing.

         (a) Notice of Borrowing. Borrower shall give Agent telephonic notice by noon, local time in Mobile, Alabama, on the day of each requested Borrowing hereunder, confirmed in writing by hand delivery or facsimile within one (1) hour of such telephonic notice (a "Notice of Borrowing"), specifying
(i) the aggregate amount of such Borrowing, and (ii) the Applicable Rate of Interest.

         (b) Notice Irrevocable. Each Notice of Borrowing shall be irrevocable and binding on Borrower, and Borrower shall indemnify each Lender against any cost, loss or expense incurred by such Lender as a result of any failure to fulfill, on or before the date specified for a Borrowing, the conditions to such Borrowing set forth herein, including without limitation, any cost, loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund the Advance to be made by such Lender as part of such Borrowing.

         (c) Funding. After receiving a Notice of Borrowing in the manner provided herein, Agent shall promptly notify each Lender by telephone (confirmed immediately





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by telecopier, telex or cable), telecopier, telex or cable of the terms of such notice and such Lender's Percentage of such Borrowing. Each Lender shall, before 2:00 p.m., local time in Mobile, Alabama, on the date a Borrowing is requested as specified in a Notice of Borrowing, deposit with Agent such Lender's Percentage of such Borrowing in immediately available funds. Upon apparent fulfillment of all applicable conditions set forth herein and after receipt by Agent of such funds, Agent shall deposit such funds into the Borrowing Account. The failure of any Lender to make any Advance required to be made by it hereunder shall not relieve any other Lender of its obligation to make its Advance hereunder. If any Lender fails to provide its Percentage of any Borrowing and if all conditions to such Borrowing have apparently been satisfied, Agent will make available to Borrower the funds received by it from the other Lenders. Neither Agent nor any Lender shall be responsible for the performance by any other Lender of its obligations hereunder. In the event of any failure by a Lender to make an Advance required hereunder, the other
Lenders may (but shall not be required to) purchase (on a pro rata basis, according to their respective Percentages) such Lender's Revolving Credit Note.

         Unless Agent shall have received notice from a Lender prior to 2:00 p.m., local time in Mobile, Alabama, on the date of any Borrowing that such Lender will not make available to Agent such Lender's Percentage of such Borrowing, Agent may assume that such Lender has made such amount available to Agent on the date of such Borrowing and Agent may, in reliance upon such assumption, make available a corresponding amount to or on behalf of Borrower on such date. If and to the extent any Lender shall not have so made its Percentage of any Borrowing available to Agent, Borrower agrees to repay to Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to or on behalf of Borrower until the date such amount is repaid to Agent, at the rate per annum equal to the rate applicable to the Borrowing in question.

         Section 2.03. Commitment Fees. Borrower agrees to pay to Agent, for the account of each Lender, an availability fee for the Commitment Period computed at a rate per annum equal to one-eighth of one percent (1/8 of 1%) on the average daily unborrowed amount of such Lender's Committed Sum in effect during the period for which payment is made. Such commitment fees shall be payable annually in arrears on the first Business Day after the anniversary of this Agreement.

         Section 2.04. Termination of Commitment By Borrower. Borrower may at any time, upon not less than thirty (30) Business Days' prior written notice to Lenders, terminate the Commitment; provided, however, that upon the termination of the Commitment, all Obligations shall be immediately due and payable.

         Section 2.05. Use of Proceeds. The proceeds of each Borrowing shall be used for the working capital and general corporate purposes of Borrower.





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                                  ARTICLE III
                            NOTES AND NOTE PAYMENTS

         Section 3.01.    Revolving Credit Notes.  The Advances made under
Article II hereof by a Lender shall be evidenced by a promissory note (a "Revolving Credit Note") executed by Borrower, which Revolving Credit Note shall (a) be dated the date hereof, (b) be in the amount of such Lender's Committed Sum, (c) be payable to the order of such Lender at the office of Agent, (d) bear interest in accordance herewith, and (e) be in the form of Exhibits "A-1", "A- 2", "A-3", "A-4", "A-5", and "A-6" attached hereto, as appropriate, with blanks appropriately completed in conformity herewith. Notwithstanding the principal amount of any Lender's Revolving Credit Note as stated on the face thereof, the amount of principal actually owing on such Revolving Credit Note at any given time shall be the aggregate of all Advances theretofore made by a Lender to Borrower hereunder, less all payments of principal theretofore actually received hereunder by such Lender. Each Lender is authorized, but is not required, to endorse on the schedule attached to its Revolving Credit Note appropriate notations evidencing the date and amount of each Advance as well as the amount of each payment made by Borrower thereunder.

         Section 3.02. Interest Rates. For any Borrowing, Borrower shall designate the Applicable Rate of Interest, which shall be either the LIBOR-Based Rate or the Prime-Based Rate.

         Section 3.03.    Principal Payments and Prepayments.

         (a) Payment of the Notes. The unpaid principal amount of each Revolving Credit Note, and all accrued but unpaid interest thereon, shall be due and payable on the earlier of (i) the Commitment Termination Date, or (ii) the date on which the Notes become due and payable under the provisions of
Section 7.02 hereof.

         (b) Optional Principal Prepayments on the Notes. At any time and from time to time Borrower may prepay without premium or penalty the principal of the Notes then outstanding, in whole or in part.

         Section 3.04. Payment of Interest on the Notes. Interest upon the Notes shall be calculated at the end of each calendar month and shall be payable on the first business day of the next calendar month and at the Commitment Termination Date for all interest accrued and unpaid on such date.

         Section 3.05. Calculation of Interest Rates. Interest on the unpaid principal of each Note shall be calculated on the basis of the actual days elapsed in a year consisting of 365 days.





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         Section 3.06.    Manner and Application of Payments.  All payments and
prepayments of principal of, and interest on, any Note to or for the account of any Lender shall be made by Borrower to Agent before 2:00 p.m., local time in Mobile, Alabama, in federal or other immediately available funds at Agent's principal banking office in Mobile, Alabama. Any payment or prepayment received by Agent after 2:00 p.m., local time in Mobile, Alabama, shall be deemed to have been received by Agent on the next succeeding Business Day. Should the principal of or interest on any Note, or any commitment fee, become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. Each payment received by Agent hereunder for the account of Lenders shall be promptly distributed by Agent to each Lender.

         Section 3.07. Pro Rata Treatment. Each payment and each prepayment received by Agent for the account of Lenders shall be distributed to each Lender entitled to share in such payment in accordance with the Percentage of such Lender (or in accordance with such Lender's pro rata share of total Advances, in the event that such Lender's pro rata share of Advances is not equal to such Lender's Percentage).

         Section 3.08.    Taxes.

         (a) Any and all payments by Borrower hereunder or under the Notes shall be made in accordance with this Article III, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (hereinafter referred to as "Taxes").

         (b) Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, any of the Loan Documents (hereinafter referred to as "Other Taxes").

         (c) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 3.08 shall survive the payment in full of the Obligations.

         Section 3.09. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of such Lender's Percentage of payments shared prorata by all Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from the other Lenders shall be rescinded and





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each other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment, to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount recovered. Borrower agrees that any Lender purchasing a participation from another Lender pursuant to this Section
3.09 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation pursuant to the terms hereof.

         Section 3.10. Indemnity. Borrower shall indemnify each Lender and hold each Lender harmless from any loss or expense or loss of margin which such Lender may sustain or incur as a consequence of Borrower's failure or refusal to borrow after Borrower has given a Notice of Borrowing pursuant to Section 3.02(a). This covenant shall survive termination of this Agreement and payment of the Obligations for a period of one (1) year. A statement setting forth the calculations of any amounts payable pursuant to this subsection submitted by a Lender to Borrower and Agent shall be conclusive in the absence of manifest error.


                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         Section 4.01. Initial Advance. The obligation of each Lender to make the renewal and extension of existing Obligations which is deemed to be incorporated in the initial Advance hereunder is subject to the condition precedent that, on or before the date of such Advance, Agent shall have received for each Lender the following, each dated as of the date of such Advance, in form and substance satisfactory to Agent and such Lender:

         (a) Revolving Credit Note. A duly executed Revolving Credit Note, payable to the order of such Lender.

         (b) Resolutions of Borrower. Resolutions of Borrower approving the Loans contemplated hereby, duly adopted by Borrower's Board of Directors and accompanied by a certificate of the Secretary or Assistant Secretary of Borrower stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect.

         Section 4.02. All Advances. The obligation of each Lender to make any Advance under this Agreement (including the initial Advance) shall be subject to the following conditions precedent:





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         (a)     No Defaults.  As of the date of the making of such Advance, there shall exist no Default or Event of Default.

         (b) Compliance with Agreement. Borrower shall have performed and complied with all agreements and conditions contained herein and in each of the Loan Documents which are required to be performed or complied with by Borrower before or on the date of such Advance.

         (c) Notice of Borrowing. In the case of any Borrowing, Agent shall have received from Borrower a Notice of Borrowing in the form attached hereto as Exhibit "B", dated as of the date of such Borrowing and signed by an authorized officer of Borrower.

         (d) Representations and Warranties. The representations and warranties contained in Article VII hereof and in each of the Loan Documents shall be true in all respects on the date of making of such Advance, with the same force and effect as though made on and as of that date.

         (e) Bankruptcy Proceedings. No proceeding or case under Debtor Law shall have been commenced by or against Borrower or any direct or indirect Subsidiary of Borrower.


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         To induce Lenders to make the Revolving Credit Loans hereunder, Borrower represents and warrants to Lenders that:

         Section 5.01. Organization and Good Standing. Borrower is a corporation duly organized and existing in good standing under the laws of the State of Alabama, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged.

         Section 5.02. Authorization and Power. Borrower has the corporate power and requisite authority to execute, deliver and perform the Loan Documents to be executed by Borrower. Borrower is duly authorized to, and has taken all corporate action necessary to authorize Borrower to execute, deliver and perform the Loan Documents executed by Borrower. Borrower is and will continue to be duly authorized to perform the Loan Documents executed by Borrower.

         Section 5.03. No Conflicts or Consents. Neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will materially





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contravene or conflict with any provision of law, statute or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which Borrower is a party or to which Borrower may be subject, or violate any provision of the charter or bylaws of Borrower. No consent, approval, authorization or order of any court or Governmental Authority or third party is required and has not been obtained in connection with the execution and delivery by Borrower of the Loan Documents or to consummate the transactions contemplated hereby or thereby.

         Section 5.04. Enforceable Obligations. The Loan Documents have been duly executed and delivered by Borrower and are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by Debtor Laws.

         Section 5.05. No Default. No event known to Borrower has occurred and is continuing which constitutes a Default or an Event of Default.

         Section 5.06. Use of Proceeds; Margin Stock. The proceeds of the Revolving Credit Loans will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, Regulation X, or Regulation G, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry a "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U, Regulation X, or Regulation G. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. Borrower has neither taken nor will take, and no Person acting on behalf of Borrower has taken or will take, any action which might cause the Notes or any of the other Loan Documents, including this Agreement, to violate Regulation U, Regulation X, or Regulation G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. Borrower neither owns, nor does any subsidiary of Borrower own, "margin stock".

         Section 5.07. Taxes. All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon. There is no known material proposed tax assessment against Borrower and Borrower is not aware of any basis for such assessment.





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                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

         So long as Lenders have any commitment to make Advances hereunder, and until payment in full of the Notes, Borrower agrees that (unless Lenders shall otherwise consent in writing):

         Section 6.01. Financial Information. Borrower shall deliver to each Lender, within three (3) days of its transmittal for filing with the Securities and Exchange Commission, a true and correct copy of each Form 10-Q and Form 10-K of Borrower.

         Section 6.02. Additional Financial Information. Borrower shall deliver to each Lender such additional financial information as Lenders may reasonably request from time to time.

         Section 6.03. Payment of Taxes and Other Indebtedness. Borrower shall pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it before delinquent, and (b) all other indebtedness of Borrower; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge or levy if and so long as the amount, applicability or validity thereof shall be contested in good faith by appropriate proceedings, and appropriate accruals therefor shall be established in accordance with generally accepted accounting principles.

         Section 6.04. Maintenance of Existence and Rights; Conduct of Business. Borrower shall preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices.

         Section 6.05. Compliance with Material Agreements. Borrower shall comply in all material respects with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business.

                                  ARTICLE VII
                               EVENTS OF DEFAULT

         Section 7.01. Events of Default. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

         (a) Borrower shall fail to pay within five (5) days of when due any principal of, or interest on, any Note or any fee, expense or other payment required hereunder;

         (b) any representation or warranty made under this Agreement, or in any certificate or financial statement furnished or made to Lenders pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

         (c) default shall occur in the performance of any of the covenants or agreements of Borrower contained herein, and such default remains uncured ten (10) days after notice of such default is given to Borrower;

         (d) default shall occur in the payment of any material Indebtedness of Borrower (other than the Obligations) or default on the part of Borrower shall occur in respect of any note, loan agreement or credit agreement relating to any such Indebtedness and such default shall continue for more than the period of grace, if any, specified therein; or any such Indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended;

         (e) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of Borrower's assets, (ii) file a voluntary petition in bankruptcy, admit in a writing delivered or furnished to a third party (including the Agent or Lenders) that such Borrower is unable to pay its debts as they become due or generally not pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws or other Debtor Laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Borrower in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing;

         (f) an involuntary petition or complaint shall be filed against Borrower seeking bankruptcy or reorganization of Borrower or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of the assets of Borrower, and such petition or complaint shall not have been dismissed within ninety (90) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower, or of all or substantially all of the assets of Borrower.

         Section 7.02. Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, then Agent shall, at the request of Lenders, and may, with the consent of Lenders, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lenders in their sole discretion may deem necessary or appropriate: (a) terminate Lenders' commitment to lend hereunder, (b) declare the principal of, and all interest then accrued on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Notes to the contrary notwithstanding, (c) reduce any claim to judgment, and/or
(d) without notice of Event of Default or demand, pursue and enforce any of Lenders' rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law; provided, however, that if any Event of Default specified in Section 7.01 (f) shall occur with respect to Borrower, the principal of, and all interest on, the Notes and other liabilities hereunder shall thereupon become due and payable concurrently therewith, and Lenders' obligations to lend shall immediately terminate hereunder, without any further action by Agent or any Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.


                                  ARTICLE VIII
                                   THE AGENT

         Section 8.01. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. With respect to its Commitment, the Advances made by it and the Notes issued to it, AmSouth Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include AmSouth Bank in its capacity as a Lender. Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, either Borrower or any Affiliate and any Person which may do business with either Borrower or any Affiliate, all as if Agent were not Agent hereunder and without any duty to account therefor to Lenders.

         Section 8.02. Agent's Fees. Borrower shall pay to Agent for its own account fees, if any, in the amounts and at the times agreed between them.

         Section 8.03. Documents. Agent shall not be under a duty to examine or pass upon the validity, effectiveness, enforceability, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith, and Agent shall be entitled to assume that the same are valid, effective, enforceable and genuine and what they purport to be.

         Section 8.04. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving fifteen (15) Business Days' written notice thereof to Lenders and Borrower. Upon any such resignation, Borrower shall have the right to appoint a successor Agent from among the remaining Lenders. If no successor Agent shall have been so appointed by Borrower and shall have accepted such appointment within fifteen (15) Business Days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Borrower, appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VIII shall continue in effect for its benefit in respect to any actions taken or omitted to be taken by it while it was acting as Agent.

         Section 8.05. Responsibility of Agent. It is expressly understood and agreed that the obligations of Agent under the Loan Documents are only those expressly set forth in the Loan Documents and that Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless Agent has actual knowledge of such fact or has received notice from a Lender that such Lender considers that a Default or an Event of Default has occurred and is continuing and specifying the nature thereof. Lenders recognize and agree that Agent shall not be required to determine independently whether the conditions described in Article VI have been satisfied and, in disbursing funds to Borrower, may rely fully upon statements contained in the relevant Notice of Borrowing. Neither Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it under or in connection with Loan Documents, except for its own gross negligence or willful misconduct. Agent shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable in the circumstances.

         Agent shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any document referred to or provided for herein or for any failure by Borrower to perform any of its obligations hereunder. Agent may, after consultation with Lenders, employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in- fact selected by it with reasonable care.

         The relationship between Agent and each of the Lenders is only that of agent and principal and has no fiduciary aspects, and Agent's duties hereunder are acknowledged to be only ministerial and not involving the exercise of discretion on its part. Nothing in this Agreement or elsewhere contained shall be construed to impose on Agent any duties or responsibilities other than those for which express provision is herein made. In performing its duties and functions hereunder, Agent does not assume and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation or responsibility toward or any relationship of agency or trust with or for Borrower. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Lenders and such instructions shall be binding upon all Lenders; provided, however, that Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to this Agreement or applicable law.

         Section 8.06. Notices of Event of Default. In the event that Agent shall have acquired actual knowledge of any Event of Default or of an event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, Agent shall promptly give notice thereof to the other Lenders.


                                   ARTICLE IX
                                 MISCELLANEOUS

         Section 9.01. Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with generally accepted accounting principles.

         Section 9.02. Waiver. No failure to exercise, and no delay in exercising, on the part of any Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lenders hereunder and under the Loan Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Agreement, the Notes or any Loan Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         Section 9.03. Payment of Expenses. Borrower agrees, in the event that Lenders prevail, to pay all reasonable costs and expenses of Lenders (including, without limitation, the reasonable attorneys' fees of Lenders' legal counsel) incurred by Lenders in connection with the preservation and enforcement of Agent's and Lenders' rights under this Agreement and/or the Notes.

         Section 9.04. Notices. Except for telephonic notices permitted herein, any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (a) given in writing and personally delivered or mailed by prepaid United States mail, or (b) made by courier, overnight delivery service or telecopier or telex delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party as follows:


         (a)     Borrower:                 Mobile Gas Service Corporation
                                           Post Office Box 2248
                                           Mobile, Alabama  36652

                                           Attention:  Charles P. Huffman

                                           Telecopier No.:  (334) 478-5817


         (b)     Agent:                    AmSouth Bank of Alabama
                                           Post Office Drawer 1628
                                           Mobile, Alabama  36629
                                           Attention:  Kyle Pugh

                                           Telecopier No.  (334) 438-8377


         (b)     Lenders:                  AmSouth Bank of Alabama
                                           Post Office Drawer 1628
                                           Mobile, Alabama  36629

                                           Attention:  Kyle Pugh

                                           Telecopier No.:  (334) 438-8377

                                           First Alabama Bank
                                           Post Office Drawer 2527
                                           Mobile, Alabama  36622

                                           Attention:  Betty Stewart

                                           Telecopier No.:  (334) 690-1020

                                           Whitney Bank of Alabama
                                           Post Office Box 9789
                                           Mobile, Alabama  36691

                                           Attention:  John M. Turner, Jr.

                                           Telecopier No.:  (334) 450-2675

                                           Bank of Mobile
                                           Post Office Box 3067
                                           Mobile, Alabama  36652

                                           Attention:  Robbie Murray

                                           Telecopier No.:  (334) 433-5065

                                           SouthTrust Bank of Alabama, N.A.
                                           Post Office Box 1508
                                           Mobile, Alabama  36633

                                           Attention:  Sharon Everett

                                           Telecopier No.:  (334) 431-9256

                                           Commonwealth National Bank
                                           Post Office Box B
                                           Mobile, Alabama  36601

                                           Attention:  Al Johnson

                                           Telecopier No.:  (334) 476-5946



Any such notice or other communication shall be deemed to have been given on the day it is received; provided, however, that any telephonic or other notice received by

Agent after 12:00 noon local time in Mobile, Alabama, on any day from Borrower pursuant to Section 2.02(a) (with respect to a Notice of Borrowing) shall be deemed for the purposes of such Section to have been given by Borrower on the next succeeding Business Day. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 9.04.

         Section 9.05. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Alabama.

         Section 9.06. Confidentiality. Agent and each Lender agree to hold any confidential information which they may receive from Borrower pursuant to this Agreement in confidence, except for disclosure (a) to other Lenders, (b) to legal counsel, accountants, and other professional advisors, (c) to regulatory officials as required by law, rule or regulation, (d) as required by law or legal process or in connection with any legal proceeding, or (e) as otherwise permitted by the Loan Documents.

         Section 9.07. Nonliability of Lenders. The relationship between Borrower and Lenders is, and shall at all times remain, solely that of borrower and lenders, and Lenders and Agent neither undertake nor assume any responsibility or duty to Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's businesses, operations, or condition, financial or otherwise. There is not and shall not be deemed to be a fiduciary relationship between Lenders and Borrower. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by any Lender or Agent in connection with any such matter is for the protection of Lenders and Agent, and neither Borrower nor any third party is entitled to rely thereon.

         Section 9.08. No Joint Venture. Nothing herein contained or contained in the other Loan Documents shall be deemed to create a partnership or joint venture between Lenders and/or Agent on the one hand, and Borrower on the other hand.

         Section 9.09. Binding Effect. The Loan Documents shall be binding upon and inure to the benefit of Borrower, Agent and Lenders and their respective successors, assigns and legal representatives; provided, however, that (a) Borrower may not, without the prior written consent of Lenders, assign any rights, powers, duties or obligations thereunder, and (b) no Lender may, without the prior written consent of the other Lenders and Borrower, assign any rights, powers, duties or obligations thereunder.

         Section 9.10. Entirety. The Loan Documents embody the entire agreement between the parties and supersede all prior or contemporaneous agreements and understandings, if any, relating to the subject matter hereof and thereof.

         Section 9.11. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

         Section 9.12. No Third Party Beneficiary. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall this Agreement be construed to make or render Agent or Lenders liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against Borrower. Notwithstanding anything contained herein or in the Notes, or in any other Loan Document, or any conduct or course of conduct by any or all of the parties hereto, before or after signing, neither this Agreement nor any other Loan Document shall be construed as creating any right, claim or cause of action against Agent or Lenders, or any of their officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

         Section 9.13. Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                   BORROWER

                                   MOBILE GAS SERVICE CORPORATION



                                   By:     /s/ ILLEGIBLE
                                           -------------------------------------
                                   Title:  President and Chief Executive Officer



                                   By:     /s/ ILLEGIBLE
                                           -------------------------------------
                                   Title:  Vice President, Chief Financial
                                           Officer and Treasurer

                                   AGENT

                                   AmSOUTH BANK OF ALABAMA, as agent for
                                     Lenders pursuant to the terms hereof



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: Assistant Vice President
                                          --------------------------------------

                                   LENDERS

                                   AmSOUTH BANK OF ALABAMA



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: Assistant Vice President
                                          --------------------------------------


                                   FIRST ALABAMA BANK



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: Assistant Vice President


                                   WHITNEY BANK OF ALABAMA



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: President
                                          --------------------------------------

                                   BANK OF MOBILE



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: Vice President
                                          --------------------------------------


                                   SOUTHTRUST BANK OF ALABAMA, N.A.



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: Senior Vice President
                                          --------------------------------------


                                   COMMONWEALTH NATIONAL BANK



                                   By: /s/ ILLEGIBLE
                                       -----------------------------------------

                                   Title: Chairman
                                          --------------------------------------

                                 EXHIBIT "A-1"


                             REVOLVING CREDIT NOTE


$7,000,000.00                                                      July 17, 1995


     FOR VALUE RECEIVED, the undersigned (the "Maker"), hereby unconditionally promises to pay to the order of AMSOUTH BANK OF ALABAMA, an Alabama banking corporation (the "Payee"), at the offices of AmSouth Bank of Alabama, as Agent (the "Agent"), at Mobile, Alabama, or such other address given to Maker by Agent, the principal sum of SEVEN MILLION and NO/100ths DOLLARS ($7,000,000.00), or so much thereof as may be advanced hereunder and not repaid, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date of advance until maturity as set forth in the Revolving Credit Agreement (hereinafter defined).

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (the "Revolving Credit Agreement"), between Maker, Agent and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, and is one of the "Notes" referred to therein. Each capitalized term used herein shall, unless otherwise indicated, have the meaning assigned to such term in the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement for a statement of (i) provisions regarding prepayment of principal due under this Note, and (ii) the events upon which the maturity of this Note may be accelerated.

     The principal of and interest upon this note shall be due and payable as set forth in the Revolving Credit Agreement.

     The Maker hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all of the requirements necessary to hold it liable for any of the Obligations (meaning thereby this Note and any and all renewals and extensions thereof).

     Neither any failure nor any delay on the part of Payee in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Note shall be effective unless in writing and signed by a duly authorized officer of Payee, and then the same shall be effective only in the specific instance and for the purpose for which given.

     This Note shall be governed and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, Mobile Gas Service Corporation has caused this instrument to be executed by its officer thereunto duly authorized as of the day and date first above written.

                                    MOBILE GAS SERVICE CORPORATION



                                    By:
                                           -------------------------------------
                                           Title: President and Chief Executive
                                                  Officer



                                    By:
                                           -------------------------------------
                                           Title: Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                 EXHIBIT "A-2"


                             REVOLVING CREDIT NOTE


$5,000,000.00                                                      July 17, 1995


     FOR VALUE RECEIVED, the undersigned (the "Maker"), hereby unconditionally promises to pay to the order of FIRST ALABAMA BANK, an Alabama banking corporation (the "Payee"), at the offices of AmSouth Bank of Alabama, as Agent (the "Agent"), at Mobile, Alabama, or such other address given to Maker by Agent, the principal sum of FIVE MILLION and NO/100ths DOLLARS ($5,000,000.00), or so much thereof as may be advanced hereunder and not repaid, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date of advance until maturity as set forth in the Revolving Credit Agreement (hereinafter defined).

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (the "Revolving Credit Agreement"), between Maker, Agent and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, and is one of the "Notes" referred to therein. Each capitalized term used herein shall, unless otherwise indicated, have the meaning assigned to such term in the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement for a statement of (i) provisions regarding prepayment of principal due under this Note, and (ii) the events upon which the maturity of this Note may be accelerated.

     The principal of and interest upon this note shall be due and payable as set forth in the Revolving Credit Agreement.

     The Maker hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all of the requirements necessary to hold it liable for any of the Obligations (meaning thereby this Note and any and all renewals and extensions thereof).

     Neither any failure nor any delay on the part of Payee in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Note shall be effective unless in writing and signed by a duly authorized officer of Payee, and then the same shall be effective only in the specific instance and for the purpose for which given.

     This Note shall be governed and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, Mobile Gas Service Corporation has caused this instrument to be executed by its officer thereunto duly authorized as of the day and date first above written.

                             MOBILE GAS SERVICE CORPORATION



                             By:
                                    -------------------------------------
                                    Title: President and Chief Executive Officer



                             By:
                                    -------------------------------------
                                    Title: Vice President, Chief Financial
                                           Officer and Treasurer

                                 EXHIBIT "A-3"


                             REVOLVING CREDIT NOTE


$5,000,000.00                                                      July 17, 1995


     FOR VALUE RECEIVED, the undersigned (the "Maker"), hereby unconditionally promises to pay to the order of WHITNEY BANK OF ALABAMA, an Alabama banking corporation (the "Payee"), at the offices of AmSouth Bank of Alabama, as Agent (the "Agent"), at Mobile, Alabama, or such other address given to Maker by Agent, the principal sum of FIVE MILLION and NO/100ths DOLLARS ($5,000,000.00), or so much thereof as may be advanced hereunder and not repaid, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date of advance until maturity as set forth in the Revolving Credit Agreement (hereinafter defined).

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (the "Revolving Credit Agreement"), between Maker, Agent and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, and is one of the "Notes" referred to therein. Each capitalized term used herein shall, unless otherwise indicated, have the meaning assigned to such term in the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement for a statement of (i) provisions regarding prepayment of principal due under this Note, and (ii) the events upon which the maturity of this Note may be accelerated.

     The principal of and interest upon this note shall be due and payable as set forth in the Revolving Credit Agreement.

     The Maker hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all of the requirements necessary to hold it liable for any of the Obligations (meaning thereby this Note and any and all renewals and extensions thereof).

     Neither any failure nor any delay on the part of Payee in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Note shall be effective unless in writing and signed by a duly authorized officer of Payee, and then the same shall be effective only in the specific instance and for the purpose for which given.

     This Note shall be governed and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, Mobile Gas Service Corporation has caused this instrument to be executed by its officer thereunto duly authorized as of the day and date first above written.

                             MOBILE GAS SERVICE CORPORATION



                             By:
                                    --------------------------------------------
                                    Title: President and Chief Executive Officer



                             By:
                                    --------------------------------------------
                                    Title: Vice President, Chief Financial
                                           Officer and Treasurer

                                 EXHIBIT "A-4"


                             REVOLVING CREDIT NOTE


$2,000,000.00                                                      July 17, 1995


     FOR VALUE RECEIVED, the undersigned (the "Maker"), hereby unconditionally promises to pay to the order of BANK OF MOBILE, an Alabama banking corporation (the "Payee"), at the offices of AmSouth Bank of Alabama, as Agent (the "Agent"), at Mobile, Alabama, or such other address given to Maker by Agent, the principal sum of TWO MILLION and NO/100ths DOLLARS ($2,000,000.00), or so much thereof as may be advanced hereunder and not repaid, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date of advance until maturity as set forth in the Revolving Credit Agreement (hereinafter defined).

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (the "Revolving Credit Agreement"), between Maker, Agent and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, and is one of the "Notes" referred to therein. Each capitalized term used herein shall, unless otherwise indicated, have the meaning assigned to such term in the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement for a statement of (i) provisions regarding prepayment of principal due under this Note, and (ii) the events upon which the maturity of this Note may be accelerated.

     The principal of and interest upon this note shall be due and payable as set forth in the Revolving Credit Agreement.

     The Maker hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all of the requirements necessary to hold it liable for any of the Obligations (meaning thereby this Note and any and all renewals and extensions thereof).

     Neither any failure nor any delay on the part of Payee in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Note shall be effective unless in writing and signed by a duly authorized officer of Payee, and then the same shall be effective only in the specific instance and for the purpose for which given.

     This Note shall be governed and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, Mobile Gas Service Corporation has caused this instrument to be executed by its officer thereunto duly authorized as of the day and date first above written.

                                    MOBILE GAS SERVICE CORPORATION



                                    By:
                                        -------------------------------------
                                        Title: President and Chief
                                               Executive Officer



                                    By:
                                        -------------------------------------
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer

                                 EXHIBIT "A-5"


                             REVOLVING CREDIT NOTE


$900,000.00                                                        July 17, 1995


     FOR VALUE RECEIVED, the undersigned (the "Maker"), hereby unconditionally promises to pay to the order of SOUTHTRUST BANK OF ALABAMA, N.A., a national banking association (the "Payee"), at the offices of AmSouth Bank of Alabama, as Agent (the "Agent"), at Mobile, Alabama, or such other address given to Maker by Agent, the principal sum of NINE HUNDRED THOUSAND and NO/100ths DOLLARS ($900,000.00), or so much thereof as may be advanced hereunder and not repaid, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date of advance until maturity as set forth in the Revolving Credit Agreement (hereinafter defined).

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (the "Revolving Credit Agreement"), between Maker, Agent and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, and is one of the "Notes" referred to therein. Each capitalized term used herein shall, unless otherwise indicated, have the meaning assigned to such term in the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement for a statement of (i) provisions regarding prepayment of principal due under this Note, and (ii) the events upon which the maturity of this Note may be accelerated.

     The principal of and interest upon this note shall be due and payable as set forth in the Revolving Credit Agreement.

     The Maker hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all of the requirements necessary to hold it liable for any of the Obligations (meaning thereby this Note and any and all renewals and extensions thereof).

     Neither any failure nor any delay on the part of Payee in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Note shall be effective unless in writing and signed by a duly authorized officer of Payee, and then the same shall be effective only in the specific instance and for the purpose for which given.

     This Note shall be governed and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, mobile gas service corporation has caused this instrument to be executed by its officer thereunto duly authorized as of the day and date first above written.

                                    MOBILE GAS SERVICE CORPORATION



                                    By:
                                        -------------------------------------
                                        Title: President and Chief
                                               Executive Officer



                                    By:
                                        -------------------------------------
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer

                                 EXHIBIT "A-6"


                             REVOLVING CREDIT NOTE


$100,000.00                                                        July 17, 1995


     FOR VALUE RECEIVED, the undersigned (the "Maker"), hereby unconditionally promises to pay to the order of COMMONWEALTH NATIONAL BANK, a national banking association (the "Payee"), at the offices of AmSouth Bank of Alabama, as Agent (the "Agent"), at Mobile, Alabama, or such other address given to Maker by Agent, the principal sum of ONE HUNDRED THOUSAND and NO/100ths DOLLARS ($100,000.00), or so much thereof as may be advanced hereunder and not repaid, together with interest on the unpaid principal balance from day-to-day remaining, computed from the date of advance until maturity as set forth in the Revolving Credit Agreement (hereinafter defined).

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (the "Revolving Credit Agreement"), between Maker, Agent and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, and is one of the "Notes" referred to therein. Each capitalized term used herein shall, unless otherwise indicated, have the meaning assigned to such term in the Revolving Credit Agreement. Reference is hereby made to the Revolving Credit Agreement for a statement of (i) provisions regarding prepayment of principal due under this Note, and (ii) the events upon which the maturity of this Note may be accelerated.

     The principal of and interest upon this note shall be due and payable as set forth in the Revolving Credit Agreement.

     The Maker hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all of the requirements necessary to hold it liable for any of the Obligations (meaning thereby this Note and any and all renewals and extensions thereof).

     Neither any failure nor any delay on the part of Payee in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Note shall be effective unless in writing and signed by a duly authorized officer of Payee, and then the same shall be effective only in the specific instance and for the purpose for which given.

     This Note shall be governed and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, Mobile Gas Service Corporation has caused this instrument to be executed by its officer thereunto duly authorized as of the day and date first above written.

                                    MOBILE GAS SERVICE CORPORATION



                                    By:
                                           -------------------------------------
                                           Title: President and Chief Executive
                                                  Officer



                                    By:
                                           -------------------------------------
                                           Title: Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                  EXHIBIT "B"


                              NOTICE OF BORROWING


     This Notice of Borrowing is given pursuant to the Revolving Credit Agreement (the "Agreement") entered into as of the 17th day of July, 1995, by and among Mobile Gas Service Corporation ("Borrower"), AmSouth Bank of Alabama, as Agent, and AmSouth Bank of Alabama, First Alabama Bank, Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank of Alabama, N.A., and Commonwealth National Bank, as Lenders, dated of even date herewith, the capitalized terms used herein having the meanings assigned to them in the Agreement.

         REQUESTED DATE OF BORROWING
                                                     ------------------------
         AGGREGATE AMOUNT OF BORROWING REQUESTED
                                                     ------------------------
         PLUS:  AGGREGATE BORROWINGS OUTSTANDING
         PRIOR TO REQUESTED BORROWING
                                                     ------------------------
         TOTAL BORROWINGS OUTSTANDING AFTER
         REQUESTED BORROWING
                                                     ------------------------

         DESIGNATION OF APPLICABLE RATE OF
         INTEREST FOR BORROWING (CHECK ONE BOX)

             [ ]   LIBOR-BASED RATE

             [ ]   PRIME-BASED RATE


         EXECUTED AND DELIVERED this ______ day of ________________199_.



                                      MOBILE GAS SERVICE CORPORATION


                                      BY:
                                           -------------------------------------
                                      Its:
                                           -------------------------------------